Rule 497(e)
                                                 File Nos. 33-69686 and 811-8064



                             The Montgomery Funds II

                     Supplement dated March 27, 2003 to the
                       Statement of Additional Information
                             dated October 31, 2002

The following paragraph is to be inserted on page 42 of the Statement of Additional Information of The Montgomery Funds, replacing the paragraph beginning with "Dealer Reallowance" and ending with "are outstanding."

        Dealer Reallowance. Dealers may elect (through an agreement with the Distributor) to receive a commission of 0.50% of the public offering price for purchases of the Montgomery Short Duration Government Bond Fund at the time of sale on purchases of $250,000 or more of the Fund. Investors who purchase through dealers that elect the commission schedule described in this clause will be subject to the Class A CDSC. Investors purchasing Class A shares of the Montgomery Short Duration Government Bond Fund through dealers that elect to waive the commission schedule described in this clause will not be subject to the Class A CDSC on such shares. In addition to the commission described above, dealers may be entitled to receive an annual servicing fee of 0.25% of the net asset value of such shares for so long as such shares are outstanding.